LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln InvestmentSolutionsSM Variable Annuity

Supplement dated December 20, 2012 to the prospectus dated May 1, 2012

This supplement serves as notification that we will not implement the changes described in the prospectus supplement dated December 19, 2012 regarding the age-banded percentages for calculating the Guaranteed Annual Income under Lincoln Lifetime IncomeSM Advantage 2.0.

This supplement is for informational purposes only and requires no action on your part.

Please retain this supplement for future reference.